FOR IMMEDIATE RELEASE	New York, NY (July 21, 2016)

Interpublic Announces Second Quarter and
First Half 2016 Results

•	Second quarter reported revenue increase of 2.2% and organic revenue increase of 3.7%.

•	Second quarter operating margin of 11.7%, an increase of 20 bps from the prior-year period, and operating income growth to $224.8 million.

•	Second quarter diluted earnings per share increased to $0.38, or $0.33 as adjusted for below-the-line items, from $0.29 a year ago.

•	First half reported revenue increase of 3.0% and an organic revenue increase of 5.1%.

•	First half operating profit increased by 9.9% relative to 2015, and diluted earnings per share increased to $0.40, or $0.33 as adjusted for below-the-line items, from $0.29 a year ago.

•
Company affirms commitment to continued strong capital return programs and confirms full year financial targets at upper end of 3% to 4% organic revenue growth and 50 basis points or better of operating margin expansion.

Summary

Revenue

•
Second quarter 2016 revenue increased 2.2% to $1.92 billion, compared to $1.88 billion in the second quarter of 2015, with an organic revenue increase of 3.7% compared to the prior-year period. This was comprised of an organic increase of 4.6% in the U.S. and 2.3% internationally.

•
First half 2016 revenue increased 3.0% to $3.66 billion, compared to $3.55 billion in the first half of 2015, with an organic revenue increase of 5.1% compared to the prior-year period. This was comprised of an organic revenue increase of 6.4% in the U.S. and 3.2% internationally.

Operating Results

•	Operating income in the second quarter of 2016 was $224.8 million, compared to $215.8 million in 2015. Operating margin was 11.7% for the second quarter of 2016, compared to 11.5% in 2015.

•
For the first half of 2016, operating income was $245.7 million, compared to operating income of $223.6 million in 2015. Operating margin was 6.7% for the first half of 2016, compared to 6.3% for the first half of 2015.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Net Results

•
Second quarter 2016 net income available to IPG common stockholders was $156.9 million, resulting in earnings of $0.39 per basic share and $0.38 per diluted share. This compares to net income available to IPG common stockholders a year ago of $121.2 million, or earnings of $0.30 per basic share and $0.29 per diluted share.

•	The income tax provision of $43.7 million in the second quarter of 2016 includes a benefit of $23.4 million related to the conclusion and settlement of a tax examination of previous years.

•
First half 2016 net income available to IPG common stockholders was $162.3 million, resulting in earnings of $0.41 per basic share and $0.40 per diluted share. This compares to net income available to IPG common stockholders a year ago of $119.4 million, resulting in basic and diluted earnings per share of $0.29.

•
First half results include a non-operating pre-tax loss of $20.0 million on the sales of businesses, in "Other (Expense) Income, net," which is chiefly non-cash. The income tax provision in the first half includes valuation allowance reversals of $12.2 million as a consequence of the disposition of certain businesses, a benefit of $10.2 million related to the adoption of the Financial Accounting Standards Board Accounting Standards Update 2016-09, and a benefit of $23.4 million related to the conclusion and settlement of a tax examination of previous years.

"We are pleased to report another quarter of solid revenue and profit increases that position us to achieve our financial objectives. Despite increased macro uncertainty, the tone of the business remains sound. We therefore continue to believe that we will deliver at the high end of our original 3% to 4% organic growth target for the full year, as well as expand operating margin by 50 basis points or better," said Michael I. Roth, Interpublic's Chairman and CEO. "During the quarter, we once again saw contributions from a broad range of our creative, marketing services and media agencies, and our digital capabilities across the group were significant drivers of growth. The high caliber of our people and the effectiveness of our offerings on behalf of clients are what have fueled our strong organic revenue growth during the first half of this year. Going forward, we will stay vigilant in terms of costs, and continue to focus on achieving the appropriate levels of profit conversion. We also remain committed to our robust capital return programs, which have been significant incremental drivers of shareholder value creation."

Operating Results

Revenue
Revenue of $1.92 billion in the second quarter of 2016 increased 2.2% compared with the same period in 2015. During the quarter, the effect of foreign currency translation was negative 1.8%, the impact of net acquisitions was positive 0.3%, and the resulting organic revenue increase was 3.7%.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Revenue of $3.66 billion in the first half of 2016 increased 3.0% compared with the first half of 2015. During the first half of 2016, the effect of foreign currency translation was negative 2.4%, the impact of net acquisitions was positive 0.3%, and the resulting organic revenue increase was 5.1%.

Operating Expenses
Total operating expenses increased 2.0% in the second quarter of 2016 from a year ago, compared with revenue growth of 2.2%, and increased 2.6% in the first half of 2016 from a year ago, compared with revenue growth of 3.0%.

During the second quarter of 2016, salaries and related expenses were $1.23 billion, an increase of 2.0% compared to the same period in 2015. During the first half of 2016, salaries and related expenses were $2.50 billion, an increase of 3.3% compared to the same period in 2015.

Staff cost ratio, which is total salaries and related expenses as a percentage of total revenue, was 64.1% in the second quarter of 2016 compared to 64.2% in the same period in 2015, and was 68.3% in the first half of 2016 compared to 68.1% in the same period in 2015.

During the second quarter of 2016, office and general expenses were $464.1 million, an increase of 2.0% compared to the same period in 2015. During the first half of 2016, office and general expenses were $914.3 million, an increase of 0.7% compared to the same period in 2015.

Office and general expenses were 24.2% of total revenue in the second quarter of 2016 compared to 24.3% in the same period in 2015, and were 25.0% in the first half of 2016 compared to 25.6% in the same period in 2015.

Non-Operating Results and Tax
Net interest expense of $18.9 million increased by $3.6 million in the second quarter of 2016 compared to the same period in 2015. For the first half of 2016, net interest expense of $35.7 million increased by $6.7 million compared to the same period in 2015.

The income tax provision in the second quarter of 2016 was $43.7 million on income before income taxes of $205.8 million, compared to a provision of $77.7 million on income before income taxes of $201.0 million in the same period in 2015. The provision includes a benefit of $23.4 million related to the conclusion and settlement of a tax examination of previous years.

The income tax provision in the first half of 2016 was $28.1 million on income before income taxes of $192.8 million, compared to a provision of $76.3 million on income before income taxes of $195.4 million in the same period in 2015. The provision includes a $12.2 million benefit from valuation allowance reversals as a consequence of the disposition of certain businesses, a $10.2 million benefit from the early adoption of the Financial Accounting Standards Board Accounting

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Standards Update (ASU) 2016-09, Stock Compensation, and a $23.4 million benefit related to the conclusion and settlement of a tax examination of previous years.

Balance Sheet
At June 30, 2016, cash, cash equivalents and marketable securities totaled $675.4 million, compared to $1.51 billion at December 31, 2015 and $855.6 million at June 30, 2015. Total debt was $1.82 billion at June 30, 2016, compared to $1.76 billion at December 31, 2015.

Share Repurchase Program and Common Stock Dividend
During the second quarter of 2016, the company repurchased 2.5 million shares of its common stock at an aggregate cost of $58.8 million and an average price of $23.26 per share, including fees. During the first half of 2016, the company repurchased 5.0 million shares of its common stock at an aggregate cost of $112.5 million and an average price of $22.47 per share, including fees.

During the second quarter of 2016, the company declared and paid a common stock cash dividend of $0.15 per share, for a total of $60.2 million.

For more information concerning the company's financial results, please refer to the accompanying slide presentation available on our website, www.interpublic.com.

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About Interpublic
Interpublic is one of the world's leading organizations of advertising agencies and marketing services companies. Major global brands include BPN, CRAFT, FCB (Foote, Cone & Belding), FutureBrand, Golin, Huge, Initiative, Jack Morton Worldwide, MAGNA GLOBAL, McCann, Momentum, MRM//McCann, MullenLowe Group, Octagon, R/GA, UM and Weber Shandwick. Other leading brands include Avrett Free Ginsberg, Campbell Ewald, Carmichael Lynch, Deutsch, Hill Holliday, ID Media and The Martin Agency. For more information, please visit www.interpublic.com.

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Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this release that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;

•	our ability to attract new clients and retain existing clients;

•	our ability to retain and attract key employees;

•	risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;

•	potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;

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risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2016 AND 2015 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three months ended June 30,
	2016	2015	Fav. (Unfav.) % Variance
Revenue:
United States	$1,169.1	$1,112.1	5.1%
International	748.8	764.0	(2.0)%
Total Revenue	1,917.9	1,876.1	2.2%

Operating Expenses:
Salaries and Related Expenses	1,229.0	1,205.2	(2.0)%
Office and General Expenses	464.1	455.1	(2.0)%
Total Operating Expenses	1,693.1	1,660.3	(2.0)%
Operating Income	224.8	215.8	4.2%
Operating Margin %	11.7%	11.5%

Expenses and Other Income:
Interest Expense	(24.5)	(20.3)
Interest Income	5.6	5.0
Other (Expense) Income, Net	(0.1)	0.5
Total (Expenses) and Other Income	(19.0)	(14.8)

Income before Income Taxes	205.8	201.0
Provision for Income Taxes	43.7	77.7
Income of Consolidated Companies	162.1	123.3
Equity in Net (Loss) Income of Unconsolidated Affiliates	(1.9)	0.5
Net Income	160.2	123.8
Net Income Attributable to Noncontrolling Interests	(3.3)	(2.6)
Net Income Available to IPG Common Stockholders	$156.9	$121.2

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.39	$0.30
Diluted	$0.38	$0.29

Weighted-Average Number of Common Shares Outstanding:
Basic	400.1	410.5
Diluted	409.8	417.6

Dividends Declared Per Common Share	$0.15	$0.12

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS SECOND QUARTER REPORT 2016 AND 2015 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Six months ended June 30,
	2016	2015	Fav. (Unfav.) % Variance
Revenue:
United States	$2,260.3	$2,115.9	6.8%
International	1,399.6	1,436.2	(2.5)%
Total Revenue	3,659.9	3,552.1	3.0%

Operating Expenses:
Salaries and Related Expenses	2,499.9	2,420.4	(3.3)%
Office and General Expenses	914.3	908.1	(0.7)%
Total Operating Expenses	3,414.2	3,328.5	(2.6)%
Operating Income	245.7	223.6	9.9%
Operating Margin %	6.7%	6.3%

Expenses and Other Income:
Interest Expense	(47.1)	(41.2)
Interest Income	11.4	12.2
Other (Expense) Income, Net	(17.2)	0.8
Total (Expenses) and Other Income	(52.9)	(28.2)

Income before Income Taxes	192.8	195.4
Provision for Income Taxes	28.1	76.3
Income of Consolidated Companies	164.7	119.1
Equity in Net (Loss) Income of Unconsolidated Affiliates	(1.8)	0.5
Net Income	162.9	119.6
Net Income Attributable to Noncontrolling Interests	(0.6)	(0.2)
Net Income Available to IPG Common Stockholders	$162.3	$119.4

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.41	$0.29
Diluted	$0.40	$0.29

Weighted-Average Number of Common Shares Outstanding:
Basic	400.4	410.8
Diluted	409.4	417.6

Dividends Declared Per Common Share	$0.30	$0.24

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended June 30, 2016
	As Reported	Losses on Sales of Businesses	Adoption of ASU 2016-09	Settlement of Certain Tax Positions	Adjusted Results
Income Before Income Taxes	$205.8	$(3.7)			$209.5
Provision for Income Taxes	43.7		$2.7	$23.4	69.8
Effective Tax Rate	21.2%				33.3%
Equity in Net Loss of Unconsolidated Affiliates	(1.9)				(1.9)
Net Income Attributable to Noncontrolling Interests	(3.3)				(3.3)
Net Income Available to IPG Common Stockholders	$156.9	$(3.7)	$2.7	$23.4	$134.5

Weighted-Average Number of Common Shares Outstanding - Basic	400.1				400.1
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	9.7		1.8		7.9
Weighted-Average Number of Common Shares Outstanding - Diluted	409.8		1.8		408.0

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.39	$(0.01)	$0.01	$0.06	$0.34
Diluted	$0.38	$(0.01)	$0.01	$0.06	$0.33

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES RECONCILIATION OF ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)

	Six Months Ended June 30, 2016
	As Reported	Losses on Sales of Businesses	Valuation Allowance Reversals	Adoption of ASU 2016-09	Settlement of Certain Tax Positions	Adjusted Results
Income Before Income Taxes	$192.8	$(20.0)				$212.8
Provision for Income Taxes	28.1	0.4	$12.2	$10.2	$23.4	74.3
Effective Tax Rate	14.6%					34.9%
Equity in Net Loss of Unconsolidated Affiliates	(1.8)					(1.8)
Net Income Attributable to Noncontrolling Interests	(0.6)					(0.6)
Net Income Available to IPG Common Stockholders	$162.3	$(19.6)	$12.2	$10.2	$23.4	$136.1

Weighted-Average Number of Common Shares Outstanding - Basic	400.4					400.4
Add: Effect of Dilutive Securities
Restricted Stock, Stock Options and Other Equity Awards	9.0			1.5		7.5
Weighted-Average Number of Common Shares Outstanding - Diluted	409.4			1.5		407.9

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.41	$(0.05)	$0.03	$0.03	$0.06	$0.34
Diluted	$0.40	$(0.05)	$0.03	$0.03	$0.06	$0.33

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax